OPPENHEIMER INTERMEDIATE MUNICIPAL FUND
                    Supplement dated February 15, 2001 to the
                        Prospectus dated January 25, 2001

The Prospectus is changed as follows:

1. The third sentence in the paragraph titled "Illiquid and Restricted Securities" within the section "Other Investment Strategies " on page eleven is replaced with the following:



         The Fund will not invest more than 15% of its net assets in illiquid or restricted securities.







February 15, 2001                                                  PSO860.015